NON-EMPLOYEE DIRECTOR RESTRICTED STOCK UNIT AGREEMENT This Restricted Stock Unit Agreement (the “Agreement”) which relates to the Notice of Grant of Restricted Stock Unit Award (the “Notice”), is by and between WESCO International, Inc. (the “Company”), and the person identified in the Notice (the “Participant”). The Board has authorized and approved the 1999 Long-Term Incentive Plan (the “Plan”), which has been approved by the Company’s stockholders. The Committee has approved an award to the Participant of a number of shares of the Company’s Restricted Stock Units, conditioned upon the Participant’s acceptance of the provisions set forth in the Notice and this Agreement within 60 days after the Notice and this Agreement are presented to the Participant for review. For purposes of the Notice and this Agreement, any reference to the Company shall include a reference to any Subsidiary. 1. Grant of Restricted Stock Units. (a) As of the Date of Grant set forth in the Notice, the Company grants to the Participant the number of Restricted Stock Units set forth in the Notice of Grant (the “RSUs”), which represent shares of the Company’s Common Stock. The RSUs are subject to the restrictions set forth in this Agreement and the Plan. (b) The RSUs granted under this Agreement shall be reflected in a bookkeeping account maintained by the Company during the Restricted Period. If and when the restrictions set forth in Section 2 expire in accordance with the terms of this Agreement, and upon the satisfaction of all other applicable conditions as to the RSUs, such RSUs (and any related Dividend Equivalent Rights described in Section 1(c) below) not forfeited pursuant to Section 4 hereof shall be settled in shares of Common Stock as provided in Section 1(e) of this Agreement and otherwise in accordance with the Plan. (c) With respect to each RSU, whether or not vested, that has not been forfeited (but only to the extent such award of RSUs has not been settled for Common Stock), the Company shall, with respect to any cash dividends paid on the Common Stock, accrue and credit to the Participant’s bookkeeping account a number of RSUs having a Fair Market Value as of the date such dividend is paid equal to the cash dividends that would have been paid with respect to such RSU if it were an outstanding share of Common Stock (the “Dividend Equivalent Rights”). These Dividend Equivalent Rights thereafter shall (i) be treated as RSUs for purposes of future dividend accruals pursuant to this Section 1(c); and (ii) vest in such amounts (rounded to the nearest whole RSU) at the same time as the RSUs with respect to which such Dividend Equivalent Rights were received. Any dividends or distributions on Common Stock paid other than in cash shall accrue in the Participant’s bookkeeping account and shall vest at the same time as the RSUs in respect of which they are made (in each case in the same form, based on the same record date and at the same time, as such dividend or other distribution is paid on such Common Stock). (d) The Company’s obligations under this Agreement (with respect to both the RSUs and the Dividend Equivalent Rights, if any) shall be unfunded and unsecured, and no special or separate fund shall be established and no other segregation of assets shall be made. The rights of Participant under this Agreement shall be no greater than those of a general unsecured creditor of the Company. In addition, the RSUs shall be subject to such restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed, any Company policy and any applicable federal or state securities law. (e) Except as otherwise provided in this Agreement, settlement of the RSUs in accordance with the provisions of this Section 1(e) shall be delivered as soon as practicable after the end of the Restricted Period, and upon the satisfaction of all other applicable conditions as to the RSUs (including the payment by the Participant of all applicable withholding taxes). The RSUs so payable to the Participant shall be paid solely in shares of Common Stock. 2. Restrictions. (a) The Participant shall have no rights as a stockholder of the Company by virtue of any RSU unless and until such RSU vests and resulting shares of Common Stock are issued to the Participant. (b) None of the RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period, except as may be permitted by the Plan or as otherwise permitted by the Committee in its sole discretion or pursuant to rules adopted by the Committee in accordance with the Plan. (c) Any attempt to dispose of the RSUs or any interest in the RSUs in a manner contrary to the restrictions set forth in this Agreement shall be void and of no effect.

3. Restricted Period and Vesting. The “Restricted Period” is the period beginning on the Grant Date and ending on the earliest to occur of: (i) the date the RSUs, or such applicable portion of the RSUs, are deemed vested under the schedule set forth in the Notice; (ii) the termination of the Participant’s service on the Company’s Board of Directors as a result of the scheduled expiration of the Participant’s term as a member of the Board of Directors; (iii) the Participant’s death; or (iv) the Permanent Disability (as defined in Section 7) of the Participant. Subject to the provisions contained in Section 4, 5 and 6, the RSUs shall be deemed vested and no longer subject to forfeiture under Section 4 upon expiration of the Restricted Period, and the satisfaction of all other applicable conditions as to the RSUs (including the payment by the Participant of all applicable withholding taxes). 4. Forfeiture. Subject to Section 6 hereof, if during the Restricted Period (i) the Participant’s board service is terminated other than as a result of the scheduled expiration of the Participant’s term as a member of the Board of Directors of the Company or other than by reason of the Participant’s death or Permanent Disability, (ii) there occurs a material breach of the Notice or this Agreement by the Participant, or (iii) the Participant fails to meet the tax withholding obligations described in Section 5(b) hereof, all rights of the Participant to the RSUs that have not vested in accordance with Section 3 as of the date of such termination shall terminate immediately and be forfeited in their entirety. 5. Withholding. (a) The Committee shall determine the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any income recognized by the Participant with respect to the RSUs. (b) The Participant shall be required to meet any applicable tax withholding obligation in accordance with the provisions of the Plan. (c) Subject to any rules prescribed by the Committee, the Participant shall have the right to elect to meet any withholding requirement (i) by having withheld from this Award at the appropriate time that number of whole shares of Common Stock whose Fair Market Value is equal to the amount of any taxes required to be withheld with respect to such Award, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash. 6. Committee’s Discretion. Notwithstanding any provision of this Agreement to the contrary, the Committee shall have discretion under Section 7.03 of the Plan to waive any forfeiture of the RSUs as set forth in Section 4 hereof, the Restricted Period and any other conditions set forth in this Agreement.

7. Defined Terms. Capitalized terms used but not defined in the Notice and Agreement shall have the meanings set forth in the Plan. For purposes of the Notice and Agreement, “Permanent Disability” shall mean a physical or mental disability or infirmity that prevents the performance of such Grantee’s duties as a member of the Company’s Board of Directors lasting (or likely to last, based on competent medical evidence presented to the Committee) for a period of not less than six months, unless a longer period is required by applicable law. The Board’s reasoned and good faith judgment of Permanent Disability shall be final, binding and conclusive on all parties hereto and shall be based on such competent medical evidence as shall be presented to it by the Grantee or by any physician or group of physicians or other competent medical expert employed by the Grantee or the Company to advise the Committee. 8. Nonassignability. The RSUs may not be sold, assigned, transferred (other than by will or the laws of descent and distribution, or to a living trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code), pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such RSUs, as set forth in the Notice and Agreement, have lapsed or been removed. 9. Participant Representations. The Participant hereby represents to the Company that the Participant has read and fully understands the provisions of the Notice, this Agreement and the Plan and the Participant’s decision to participate in the Plan is completely voluntary. Further, the Participant acknowledges that the Participant is relying solely on his or her own advisors with respect to the tax consequences of this Restricted Stock Unit Award. 10. Regulatory Restrictions on the RSUs. Notwithstanding any other provision of the Plan, the obligation of the Company to issue Common Stock in connection with this Award under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Stock pursuant to this Agreement prior to the satisfaction of all legal requirements relating to the issuance of such shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. 11. Miscellaneous. 11.1 Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

11.2 Waiver. The waiver by any party hereto of a breach of any provision of the Notice or this Agreement shall not operate or be construed as a waiver of any other or subsequent breach. 11.3 Entire Agreement. This Agreement, the Notice and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof. 11.4 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities. 11.5 Governing Law. The Notice and this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. The jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to), this Agreement will be exclusively in the courts in the Commonwealth of Pennsylvania, County of Allegheny, including the Federal Courts located therein (should Federal jurisdiction exist). 11.6 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement. 11.7 Conflicts; Amendment. The provisions of the Plan are incorporated in this Agreement in their entirety. In the event of any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan shall control. The Agreement may be amended at any time by written agreement of the parties hereto. 11.8 No Right to Continued Service. Nothing in the Notice or this Agreement shall confer upon the Participant any right to continue in the service of the Company or affect the right of the Company to terminate the Participant’s service at any time. 11.9 Further Assurances. The Participant agrees, upon demand of the Company or the Committee, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company or the Committee, as the case may be, to implement the provisions and purposes of the Notice and this Agreement and the Plan. 11.10 Compensation Recovery Policy. RSUs awarded under this Agreement shall be subject to any compensation recovery policy adopted by the Company to comply with applicable law or to comport with good corporate governance practices, as such policy may be amended from time to time. 11.11 Deferral. Participant may, at his or her election, defer the RSUs, to the extent permitted and pursuant to such terms as may be adopted, by the Compensation Committee or the Board.